                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  June 17, 2002
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement, dated as of March 31, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-ADM-1.


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                 333-32105-02            13-7194880
(State or Other Jurisdiction     (Commission File      (I.R.S. Employer
     of Incorporation)              Number)           Identification No.)



745 7th avenue
New York, New York 10019
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On June 17, 2002 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-ADM-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 17, 2002.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2002



                                   THE BANK OF NEW YORK
                                   AS TRUSTEE, FOR
                                   CORPORATE BOND-BACKED
                                   CERTIFICATES, SERIES
                                   1998-ADM-1 TRUST


                                   By: /s/ Kevin Cremin
                                      -------------------------
                                      Kevin Cremin
                                      Vice President

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 17, 2002